SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2006

Tasco Holdings International, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	0-32201	33-0824714

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8885 Rehco Road, San Diego, California 92121
(Address of Principal Executive Offices, Zip Code)

Company’s telephone number, including area code: (619) 398-3517 ext. 308

23 Brigham Road, Worcester, Massachusetts 01609
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the Following provisions:

[ ]    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01. Entry into a Material Definitive Agreement.

On August 9, 2006, Tasco Holdings International, Inc. (“Company”) entered into an Agreement with Dr. Geoffrey O’Neill whereby Dr. O’Neill, as an independent contractor and not as an employee, has agreed to act as Chief Scientific Advisor to the Company (“Agreement”).

For the period beginning April 1, 2005 and ending July 3, 2006 Dr. O’Neill has been President and a Director of Bio-Matrix Scientific Group, Inc. (“BMXP”), a Delaware corporation.

BMXP has been the largest shareholder of the Company, beneficially owning over 78% of the shares outstanding, since July 3, 2006 when the Company issued 10,000,000 common shares to BMXP in connection with the Company’s acquisition of Bio-Matrix Scientific Group, Inc., a Nevada corporation

Services to be performed by Dr. O’Neill pursuant to the Agreement include:

(i) Preparing the Company in order that the Company shall be compliant with, and ensuring the Company remains compliant with Current Good Manufacturing Practices and Current Good Tissue Practice (cGMP & cGTP) as defined by the applicable regulatory bodies ("cGMP/cGTP Compliance

(ii) Assisting in the preparation of any and all documentation required in order that the Company may obtain any FDA or state licensing which the Company may be required to obtain in connection with the Company's business activities

(iii) Preparing a comprehensive list of persons and organizations that are known to Dr. O’Neill to be qualified to assist the Company in achieving its objectives

(iv) Preparing a comprehensive list of any and all equipment which may be needed by the Company in order that the Company may achieve its objectives regarding storage of both cord blood and adipose tissue specimens ("Equipment List") and providing the Equipment List to the Company

(v) Assist in preparation of tagging/inventory systems

(vi) Initiate and manage meetings with potential clients of the Company

(vii) Assist the Company in identifying and negotiating with potential acquisition targets

(viii) Prepare proposals for, and apply for, grants on behalf of the Company

(ix) Lead employee personnel as directed.

The term of the Agreement is for a period of one year commencing on September 1, 2006.

Pursuant to the Agreement, the Company is obligated to compensate Dr. O’Neill by paying him a monthly fee of $5,000 for the term of the Agreement in any combination of cash and/or common shares of the Company at the sole discretion of the Company.

EXHIBIT INDEX

Exhibit Number	Description
Ex.10	Form of Agreement dated April 9, 2006 by and between Tasco Holdings International, Inc. and Dr. Geoffrey O’Neill

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TASCO HOLDINGS INTERNATIONAL, INC.

By:	/s/ David R. Koos

David R. Koos, Chief Executive Officer, President and Chairman Date: August 11, 2006